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                        FORM OF COMMON STOCK CERTIFICATE




                                                                     Exhibit 4.1

[LOGO]
NUMBER
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP  [018680 10 8]

THIS CERTIFIES THAT
ALLIANCE FIBER OPTIC PRODUCTS, INC.
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF ALLIANCE FIBER OPTIC PRODUCTS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
[Anita Ho]
TREASURER
[SEAL]
[Peter C. Chang]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, L.L.C.
--------------------------------
--------------------------------
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE


The Corporation shall furnish without charge to each stockholder who so requests a statement of powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT _____ Custodian _____
(Cust)  (Minor)
under Uniform Gifts to Minors
Act _____
(State)
UNIF TRF MIN ACT _____ Custodian (until age _____ )
(Cust)
_____ under Uniform Transfers
(Minor)
to Minors Act _____
(State)
Additional abbreviations may also be used though not in the above list.
ASSIGNMENT


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For Value Received _____ hereby sell(s), assign(s) and transfer(s) unto PLEASE
INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S) of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:
By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.